UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004


                          Concord Communications, Inc.
               (Exact name of registrant as specified in charter)


--------------------------------------------------------------------------------





        Massachusetts                     0-23067                04-2710876
        -------------                     -------                ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


400 Nickerson Road, Marlboro, Massachusetts                01752
-------------------------------------------                -----
  (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 |_| Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange
     Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange
     Act (17 CFR 240.13e-4(c))



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 1.01.  Entry into a Material Definitive Agreement.

On October 15, 2004, the Board of Directors of Concord Communications, Inc. (the "Company") appointed Ted D. Williams to the position of Executive Vice President, Worldwide Field Operations. The press release announcing the appointment of Mr. Williams is attached hereto as Exhibit 99.1. In connection with such appointment, Mr. Williams entered into a Management Change in Control Agreement with the Company on October 15, 2004 (the "Change in Control Agreement").

In connection with entering into the Change in Control Agreement, Mr. Williams has entered into a non-competition agreement with the Company pursuant to which he has agreed, following a change in control of the Company, not to compete with the Company for a period of six months if he has been terminated with or without cause by the Company or he has voluntarily terminated his employment for "good reason."

Pursuant to the terms of the Change in Control Agreement, Mr. Williams is entitled to receive a single severance payment in cash in an amount equal to six months' base annual salary if he is terminated by the Company without cause or he voluntarily terminates his employment with the Company for "good reason" (each a "Termination Event"), in each case within six months of a change in control of the Company. Effective upon a change in control of the Company, the vesting date for Mr. Williams' unvested options shall be accelerated by a period of twenty-four months. If within twenty-four months of a change in control of the Company there is a Termination Event, Mr. Williams' remaining unvested options will become fully vested.

The Change in Control Agreement also provides that Mr. Williams is guaranteed a minimum quarterly bonus of $32,500 for each quarter of the 2005 calendar year. In addition, if Mr. Williams is terminated without cause, the Company will pay severance to Mr. Williams in a cash amount equal to twelve months base annual salary.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.       Description
99.1              Press Release dated October 20, 2004

--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             CONCORD COMMUNICATIONS, INC.

                             By: /s/ Melissa H. Cruz
                                 --------------------------------------------
 Date: October 20, 2004          Melissa H. Cruz
                                 Executive Vice President of Business Services,
                                 Chief Financial Officer and Treasurer